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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated December 20, 2004, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-121947) and related Prospectus of VeriFone Holdings, Inc. for the registration of its common stock.

/s/ Ernst & Young LLP

San Francisco, California
February 18, 2005

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm